EXECUTION VERSION

Exhibit 10.5
AMENDMENT NO. 2 TO REVOLVING CREDIT AGREEMENT
AMENDMENT dated as of October 28, 2015 to the Revolving Credit Agreement dated as of December 19, 2014 (as amended by Amendment No. 1 dated as of May 1, 2015 and by the Additional Credit Extension Amendment dated as of June 19, 2015, the “Credit Agreement”), among MYLAN INC. (the “Borrower”), MYLAN N.V. (the “Company”), the other borrowers and guarantors party thereto, the Lenders and Issuing Banks party thereto from time to time (the “Lenders”) and BANK OF AMERICA, N.A., as Administrative Agent (the “Agent”).
W I T N E S S E T H :
WHEREAS, the parties hereto desire to amend the Credit Agreement as set forth herein.
NOW, THEREFORE, the parties hereto agree as follows:
SECTION 1.    Defined Terms; References. Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby. This Amendment shall constitute a “Loan Document” for all purposes under the Credit Agreement.
SECTION 2.    Amendments to Credit Agreement.
(a)        Section 1.01 of the Credit Agreement is hereby amended by:
(i)    deleting the definition of “Perrigo Acquisition Closing Date” in its entirety and replacing it with the following:
““Perrigo Acquisition Closing Date” (a) if the Perrigo Acquisition proceeds by way of an offer by the Company for all of the shares in the capital of Perrigo Company plc (other than shares already in the ownership of the Company), the date on which such offer is declared unconditional in all respects by the Company, and the Company owns a majority of the shares in the capital of Perrigo Company plc and (b) if the Perrigo Acquisition proceeds by way of a scheme of arrangement under Irish law, the date on which the order of the High Court of Ireland sanctioning such scheme of arrangement and confirming the capital reduction of Perrigo Company plc in connection with such scheme of arrangement, is filed with the Registrar of Companies in Ireland.”.

(b)    Clause (g) Article 7 of the Credit Agreement is hereby amended by deleting the reference to “thirty (30)” therein and replacing it with a reference to “sixty (60)”.
SECTION 3.    Representations of Borrower. The Borrower represents and warrants that (i) the representations and warranties of the Borrower set forth in Article III of the Credit Agreement (other than Section 3.04(b) and 3.06) will be true and correct in all material respects (except to the extent that any representation and warranty that is qualified by materiality shall be true and correct in all respects) on and as of the Amendment Effective Date (as if each reference therein to a “Loan Document” included a reference to this Amendment), except where any representation and warranty is expressly made as of a specific earlier date, such representation and warranty shall be true in all material respects as of any such earlier date and (ii) no Default will have occurred and be continuing on such date.
SECTION 4.    Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.
SECTION 5.    Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.
SECTION 6.     Effectiveness. (a) This Amendment shall become effective as of the date hereof on the date (the “Amendment Effective Date”) when the Agent shall have received from each of the Borrower and the Required Lenders a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Agent) that such party has signed a counterpart hereof.
(b)     Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, any Guarantor or any other party under the Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect.
(c)    Nothing herein shall be deemed to entitle the Borrower or any Guarantor to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan document in similar or different circumstances.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

MYLAN INC., as Borrower
By:	/s/ Colleen Ostrowski
	Name:	Colleen Ostrowski
	Title:	Senior Vice President and Treasurer

MYLAN N.V., as Guarantor
By:	/s/ Colleen Ostrowski
	Name:	Colleen Ostrowski
	Title:	Senior Vice President and Treasurer

BANK OF AMERICA, N.A., as Administrative Agent
By:	/s/ DeWayne D. Rosse
	Name:	DeWayne D. Rosse
	Title:	Assistant Vice President

BANK OF AMERICA, N.A.
By:	/s/ Yinghua Zhang
	Name:	Yinghua Zhang
	Title:	Director

CITIBANK, N.A.
By:	/s/ Laura Fogarty
	Name:	Laura Fogarty
	Title:	Vice President

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH
By:	/s/ Christopher Day
	Name:	Christopher Day
	Title:	Authorized Signatory

By:	/s/ Karim Rahimtoola
	Name:	Karim Rahimtoola
	Title:	Authorized Signatory

GOLDMAN SACHS BANK USA
By:	/s/ Jerry Li
	Name:	Jerry Li
	Title:	Authorized Signatory

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Tracy DeCock
	Name:	Tracy DeCock
	Title:	Senior Vice President

DEUTSCHE BANK AG NEW YORK BRANCH
By:	/s/ Ming K. Chu
	Name:	Ming K. Chu
	Title:	Vice President

By:	/s/ Virginia Cosenza
	Name:	Virginia Cosenza
	Title:	Vice President

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.
By:	/s/ Jaime Johnson
	Name:	Jaime Johnson
	Title:	VP

DNB BANK ASA GRAND CAYMAN BRANCH
By:	/s/ Caroline Adams
	Name:	Caroline Adams
	Title:	First Vice President

By:	/s/ Kristie Li
	Name:	Kristie Li
	Title:	First Vice President

HSBC BANK USA N.A.
By:	/s/ Christopher S. Helmeci
	Name:	Christopher S. Helmeci
	Title:	SVP

ING BANK N.V., DUBLIN BRANCH, as a Lender
By:	/s/ Sean Hassett
	Name:	Sean Hassett
	Title:	Director

By:	/s/ Barry Fehily
	Name:	Barry Fehily
	Title:	Managing Director

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